ELEVENTH AMENDMENT TO
                         CONNECTICUT NATURAL GAS CORPORATION
                                EMPLOYEE SAVINGS PLAN


               The Connecticut Natural Gas Corporation Employee Savings Plan is hereby amended as follows:

               1. For purposes of clarification, the following sentence is added to Section 2.05A:

                    "As used in this Section 2.05A, the terms "Incumbent
               Board" or "Board of Directors" are intended to refer to the Board of Directors of CTG Resources, Inc."

               2.   For purposes of clarification, the last sentence of
          Section 9.03 is amended by the deletion of the words "CNG or any of its subsidiaries" and the substitution of the words "CNG or any of its parent, subsidiaries or other affiliates (e.g., The Energy Network, Inc.) or any successor thereto."

               3. Except as hereinabove modified and amended, the amended and restated Plan (as amended) shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company executes this Eleventh Amendment this 19th day of May, 1999.


                                        CONNECTICUT NATURAL GAS
                                        CORPORATION


          S/ R.L. Babcock               By S/ Jean S. McCarthy
          ---------------------------   ----------------------------------
          Witness                       Its Vice President, Human Resources